UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2006
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15867	77-0148231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
SIGNATURES

Item 3.03. Material Modification to Rights of Security Holders.
     The Rights Agreement, dated as of February 9, 1996, as amended and restated as of February 1, 2000 (the “Rights Agreement”), between Cadence Design Systems, Inc. (“Cadence”) and Mellon Investor Services, LLC (as successor to ChaseMellon Shareholders Services, L.L.C.), expired by its terms at 5:00 p.m., New York City time, on February 9, 2006. The Rights previously issued under the Rights Agreement to holders of shares of Cadence common stock are of no further force or effect. The Board of Directors of Cadence has determined not to renew the Rights Agreement or enter into a new rights agreement at this time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 10, 2006

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ William Porter
William Porter
Senior Vice President and Chief Financial Officer